UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2017 (August 9, 2017)

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Manhattanville Road, Suite 301 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
914-273-4545

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(b).  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 9, 2017, consistent with the Company’s long-term succession plans, Joseph W. Brown informed the Board of Directors (the “Board”) of MBIA Inc. (“MBIA”) of his determination to resign as Chief Executive Officer, effective as of September 15, 2017.  Mr. Brown also informed the Board that he intends to remain a member of the Board until the expiration of his term in May 2018, but does not intend to stand for re-election at the annual shareholder meeting in May of 2018.

On August 9, 2017, the Board elected William C. Fallon, the Company’s President and Chief Operating Officer, to the office of Chief Executive Officer of MBIA, effective as of September 15, 2017.

Mr. Fallon was elected to the Board of Directors in May 2017. He is the President and Chief Operating Officer of MBIA Inc. and the Chief Executive Officer of National Public Finance Guarantee Corporation, the Company’s indirect operating subsidiary. Mr. Fallon is responsible for overseeing the day-to-day operations of MBIA Inc. and its subsidiaries. Previously, Mr. Fallon was head of Global Structured Finance having joined the Company in 2005 as a Managing Director and head of Corporate and Strategic Planning.

Prior to joining MBIA, Mr. Fallon was a partner at McKinsey & Company, having joined the firm in 1991. At McKinsey, Mr. Fallon specialized in consulting with financial institutions and was co-leader of the firm's Corporate Finance and Strategy practice and a key member of the North American Wholesale Financial Institutions and Risk Management practices. He also worked extensively with financial institutions in the areas of value-based management, valuation, mergers and acquisitions, securitization and risk management.

Item 7.01   REGULATION FD DISCLOSURE.

A copy of MBIA’s press release dated August 10, 2017, regarding the resignation of Mr. Brown and the election of Mr. Fallon has been attached hereto as Exhibit 99.1.

The information in the press release is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

99.1  Press Release issued by MBIA Inc. dated August 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

By:	/s/ Jonathan C. Harris
Jonathan C. Harris
General Counsel

Date: August 10, 2017

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated August 10, 2017

99.1        Press Release issued by MBIA Inc. dated August 10, 2017.